UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2004

TASER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

7860 E. McClain Dr., Suite 2 Scottsdale, Arizona (Address of principal executive offices)	85260 (Zip Code)

Registrant’s telephone number, including area code (480) 991-0791

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
INDEX TO EXHIBITS
Exhibit 99.1

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

99.1	Text of press Release dated February 2, 2004 titled “TASER ® International, Inc. Reports Record New Orders, Net Sales, EPS and Cash Growth For the Fourth Quarter and Year Ended December 31, 2003,” together with related Statements of Operations and Balance Sheets.

Item 9. Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On February 2, 2004, TASER International, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fourth fiscal quarter and year ended December 31, 2003. The full text of the press release, together with the Statements of Operations and Balance Sheets are attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2004	TASER International, Inc.

	By:	/s/ KATHLEEN C. HANRAHAN

Kathleen C. Hanrahan
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

99.1	Press Release dated February 2, 2004.